UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04527)

Exact name of registrant as specified in charter:	Putnam Minnesota Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2013

Date of reporting period:	June 1, 2012 — November 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PXMNX

Putnam Minnesota Tax Exempt Income Fund

Semiannual report
11|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam Minnesota
Tax Exempt
Income Fund

Semiannual report
11 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	21

Consider these risks before investing: Investments in a single state carry risks of vulnerability to common economic forces and other factors affecting the state’s tax-exempt investments, which may result in greater losses and volatility. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer.

Message from the Trustees

Dear Fellow Shareholder:

In recent months, Europe’s sovereign debt crisis and the threat of the “fiscal cliff” in the United States have contributed to heightened market volatility and have curtailed economic growth.

Even with these challenges, the U.S. economy has exhibited resiliency, with employment, housing, and GDP data all improving. While most of Europe is mired in recession, slow but steady progress is being made to resolve the eurozone’s years-long debt crisis. Meanwhile, China, the world’s second-largest economy, is showing strength in its important manufacturing sector.

Putnam’s portfolio managers and analysts are trained to look for opportunities and manage downside risk in volatile market environments. We also believe in the importance of relying on the expertise of a financial advisor as you work toward your long-term financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for Minnesota investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Minnesota Tax Exempt Income Fund seeks to capitalize on investment opportunities primarily in Minnesota by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved, including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization, one of the largest in the investment industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Minnesota Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Putnam Minnesota Tax Exempt Income Fund posted gains during the first half of its fiscal year. How would you describe the investment environment?

The past six months marked a solid period for both municipal bonds and the fund. For much of the period, investors focused on the possibility of a deteriorating situation in the European sovereign debt markets and a slowing economy in the United States. As we approached the end of 2012, European debt concerns took a backseat to the approaching “fiscal cliff” in the United States: the $1.2 trillion in tax increases and spending cuts slated to begin taking effect in January. With potential changes to the tax treatment of municipal bonds a concern for many investors, municipal bonds sold off in December, although performance for the period on the whole was solid.

Also affecting performance was the introduction in September 2012 of a third round of bond-buying by the U.S. Federal Reserve — known as “QE3” — which kept downward pressure on longer-dated bonds, benefiting bond markets in general. Technical factors were also a tailwind for investors, as strong market demand continued to outpace supply, particularly since many municipal issuers have been taking advantage of today’s low prevailing interest rates by refunding existing debt.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 11/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

Minnesota Tax Exempt Income Fund	5

broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. However, the fund did trail both its benchmark and the average return of its Lipper peer group during the past six months.

What has the default picture looked like in the municipal bond market?

Bankruptcy filings continued to capture headlines during the past six months, with three California cities — Mammoth Lakes, San Bernardino, and Stockton — all filing for protection. While these developments captured national media attention, it’s important to put them in context for Minnesota investors. Through the end of November 2012, $4.1 billion of the $3.7 trillion municipal bond market had defaulted, representing about 0.11% of the overall market. On an annualized basis, this figure is in line with the 10-year average annual default rate, and represents a marked decline from 2011’s annual cumulative default rate. Looking ahead, we believe defaults are likely to remain in line with historical averages. That said, we also believe it’s likely that certain cities or counties will continue to capture headlines as we begin 2013; some municipalities are continuing to work to find their fiscal footing, and additional bankruptcy filings are certainly a possibility.

What effect have tax policy changes had on the municipal bond market?

All eyes were on Washington, D.C., as we closed out 2012 and legislators attempted to craft a deal to avoid the automatic spending cuts and tax increases that represent the fiscal cliff. On January 1, Congress passed a bill that brought some temporary clarity to the tax landscape and delayed the automatic spending cuts for another two months.

On the revenue side, the top federal income tax rates for individuals earning more than

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Minnesota Tax Exempt Income Fund

$400,000 and couples earning more than $450,000 will rise to 39.6% for tax year 2013. The “payroll tax holiday,” which had been in effect for two years, will expire, and all workers subject to the tax will see payroll tax rates return to 6.2% from the current 4.2%. In addition, taxpayers with incomes above $400,000 — $450,000 for those married filing jointly — are subject to a 20% tax rate on long-term capital gains and qualified dividends, up from 15%. Once the new Medicare net investment income surtax is factored in, the effective tax rate is 23.8%. The Act also phases out certain itemized deductions and personal exemptions for taxpayers with incomes above $250,000, but these provisions do not limit the exemption on municipal bond interest. The top tax rate for upper-income municipal bond investors is expected to rise to 43.4%, from 35% last year, based on the new top income tax rate of 39.6% plus the 3.8% Medicare tax on net investment income and capital gains. For the time being, there are no changes planned for the tax treatment of municipal bonds, but changes could be part of a broader tax reform in the future.

The key takeaway is that higher income earners will face higher tax burdens next year, and while broader tax reform is still a possibility, for the time being tax rates are now a known entity. It’s hard to predict whether changes to the tax exemption of municipal bonds will reenter negotiations over the coming months, but the current tax

Credit qualities are shown as a percentage of the fund’s portfolio market value as of 11/30/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch Ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Minnesota Tax Exempt Income Fund	7

changes will likely make municipal bonds’ tax-free income attractive as part of a well-diversified portfolio.

How are states’ finances faring today?

We have seen improvement across the board. For fiscal year 2013, 48 states, including Minnesota, are projecting increased tax revenues versus those of 2012 according to the National Conference of State Legislators, and certainly that is an encouraging trend. That said, stressors continue to exist at the local level, where many states have lowered expenses by reducing their financial support. Moreover, should the economy begin to decelerate and growth begin to stall, which is a distinct possibility in the first half of 2013, that would almost certainly negatively affect municipal finances, we believe. With this in mind, we maintain a cautious view on the outlook for local general obligation bonds [G.O.s] overall, and remain underweight.

How did you position the portfolio?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local G.O.s, which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Minnesota Tax Exempt Income Fund

markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held overweight positions in Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, including those of hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its reporting period. On the other hand, our slight short-duration positioning was an overall detractor from performance relative to our Lipper peers. Also, an underweight position in non-rated municipal bonds hampered relative performance for the fund.

What is your outlook?

We continue to be optimistic on the outlook for municipal bonds, given solid market technicals, and maintain our overweight position in essential-service revenue bonds. While spreads — the difference in yield between municipal bonds and Treasuries — are much narrower than they were at their peak, they remain attractive, in our opinion. Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. While investors now have more near-term certainty on tax rates for 2013, there is still much to be resolved, including sequestration, the debt ceiling, and the potential for broader tax reform during the year, all of which could impact the value of municipal bonds. As always, we are monitoring the situation closely and positioning the fund accordingly.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

While the U.S. economy continues to gather strength in several key areas, estimates for overall global economic growth in 2012 and 2013 have been downgraded. The Organisation for Economic Co-operation and Development (OECD) revised its global GDP projections from 3.4% to 2.9% for 2012 and from 4.2% to 3.4% for 2013. The primary barriers to growth include the eurozone’s debt crisis and, to a lesser degree, the impending U.S. “fiscal cliff.” For the eurozone, the Paris-based think tank predicts negative growth of –0.4% in 2012 and –0.1% in 2013, before climbing to a tepid 1.3% in 2014. U.S. GDP growth may be significantly better, however: 2.2% for 2012, slowing to 2% in 2013, before increasing to 2.8% in 2014, according to the OECD.

Minnesota Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.56%	5.37%	4.83%	4.83%	4.77%	4.77%	5.21%	5.06%	5.62%

10 years	61.56	55.02	51.39	51.39	49.92	49.92	56.58	51.53	63.68
Annual average	4.91	4.48	4.23	4.23	4.13	4.13	4.59	4.24	5.05

5 years	32.39	27.01	28.16	26.16	27.48	27.48	30.43	26.12	34.12
Annual average	5.77	4.90	5.09	4.76	4.98	4.98	5.46	4.75	6.05

3 years	21.74	16.80	19.41	16.41	18.92	18.92	20.63	16.69	22.61
Annual average	6.78	5.31	6.09	5.20	5.95	5.95	6.45	5.28	7.03

1 year	9.53	5.20	8.80	3.80	8.71	7.71	9.15	5.59	9.88

6 months	3.73	–0.45	3.31	–1.69	3.34	2.34	3.59	0.23	3.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Minnesota Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/12

	Barclays Municipal	Lipper Minnesota Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	6.50%	5.80%

10 years	70.06	59.67
Annual average	5.45	4.78

5 years	35.31	30.26
Annual average	6.23	5.42

3 years	22.95	21.61
Annual average	7.13	6.72

1 year	10.17	10.22

6 months	4.18	3.94

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/12, there were 43, 43, 39, 37, 31, and 9 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 11/30/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.151815		$0.122193	$0.114909	$0.138927		$0.162930

Capital gains [2]	—		—	—	—		—

Total	$0.151815		$0.122193	$0.114909	$0.138927		$0.162930

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

5/31/12	$9.53	$9.93	$9.51	$9.52	$9.52	$9.84	$9.54

11/30/12	9.73	10.14	9.70	9.72	9.72	10.05	9.75

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.05%	2.92%	2.44%	2.29%	2.78%	2.69%	3.27%

Taxable equivalent [4]	5.09	4.87	4.07	3.82	4.64	4.49	5.46

Current 30-day SEC yield [5]	N/A	1.58	1.03	0.89	N/A	1.33	1.87

Taxable equivalent [4]	N/A	2.64	1.72	1.49	N/A	2.22	3.12

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.10% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Minnesota Tax Exempt Income Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(10/23/89)		(7/15/93)		(10/3/06)		(4/3/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.49%	5.31%	4.77%	4.77%	4.70%	4.70%	5.15%	5.00%	5.55%

10 years	57.10	50.83	47.28	47.28	45.74	45.74	52.56	47.63	59.05
Annual average	4.62	4.20	3.95	3.95	3.84	3.84	4.31	3.97	4.75

5 years	30.95	25.61	26.90	24.90	26.23	26.23	29.15	24.86	32.55
Annual average	5.54	4.67	4.88	4.55	4.77	4.77	5.25	4.54	5.80

3 years	20.24	15.37	18.08	15.07	17.59	17.59	19.27	15.36	20.99
Annual average	6.34	4.88	5.70	4.79	5.55	5.55	6.05	4.88	6.56

1 year	6.63	2.34	5.85	0.85	5.83	4.83	6.21	2.82	6.87

6 months	2.63	–1.50	2.33	–2.67	2.35	1.35	2.50	–0.84	2.76

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 5/31/12	0.83%	1.45%	1.60%	1.10%	0.60%

Annualized expense ratio for the six-month
period ended 11/30/12	0.82%	1.44%	1.59%	1.09%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

12	Minnesota Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from June 1, 2012, to November 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.19	$7.34	$8.10	$5.56	$3.02

Ending value (after expenses)	$1,037.30	$1,033.10	$1,033.40	$1,035.90	$1,039.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2012, use the following calculation method. To find the value of your investment on June 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.15	$7.28	$8.04	$5.52	$2.99

Ending value (after expenses)	$1,020.96	$1,017.85	$1,017.10	$1,019.60	$1,022.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Minnesota Tax Exempt Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Minnesota Tax Exempt Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2012, Putnam employees had approximately $340,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Minnesota Tax Exempt Income Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

16	Minnesota Tax Exempt Income Fund

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions,

Minnesota Tax Exempt Income Fund	17

extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

18	Minnesota Tax Exempt Income Fund

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Minnesota Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 40, 37 and 36 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits

Minnesota Tax Exempt Income Fund	19

continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20	Minnesota Tax Exempt Income Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Minnesota Tax Exempt Income Fund	21

The fund’s portfolio 11/30/12 (Unaudited)

Key to holding’s abbreviations	LOC Letter of Credit
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes, which are
G.O. Bonds General Obligation Bonds	floating-rate securities with long-term maturities,
GNMA Coll. Government National Mortgage	that carry coupons that reset every one or seven
Association Collateralized	days. The rate shown is the current interest rate at the
close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.5%)*	Rating**	Principal amount	Value

California (1.6%)
CA State Pub. Wks. Board Rev. Bonds, Ser. A-1,
6s, 3/1/35	A2	$800,000	$977,208

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	1,000,000	209,440

San Joaquin Cnty., Trans. Auth. Rev. Bonds,
Ser. A, 5 1/2s, 3/1/41	AA	650,000	787,885

			1,974,533
Guam (0.8%)
Territory of GU, Govt. Hotel Occupancy Tax Rev.
Bonds, Ser. A, 6 1/2s, 11/1/40	BBB+	500,000	598,330

Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5 5/8s, 7/1/40	Ba2	300,000	324,441

			922,771
Michigan (1.0%)
MI Fin. Auth. Rev. Bonds (Revolving Fund-Clean
Wtr), 5s, 10/1/32	AAA	1,000,000	1,228,240

			1,228,240
Minnesota (90.4%)
Anoka Cnty., G.O. Bonds, Ser. A
5s, 2/1/24	Aa1	620,000	728,946
5s, 2/1/24	AAA	470,000	571,304

Brainerd, G.O. Bonds (Indpt. School Dist. No. 181),
Ser. A, 4s, 2/1/21	AA+	500,000	584,120

Brooklyn Ctr., VRDN (Brookdale Corp. II), 0.19s,
12/1/14	A-1+	400,000	400,000

Burnsville, G.O. Bonds (Indpt. School Dist. No. 191),
Ser. A, 5s, 2/1/25	Aa2	865,000	1,018,875

Center City, Hlth. Care Fac. Rev. Bonds
(Hazelden Foundation), 5s, 11/1/41	A3	700,000	763,448

Central MN Muni. Pwr. Agcy. Rev. Bonds
(Twin Cities Transmission Project), 5s, 1/1/32	A3	1,000,000	1,182,190

Cohasset, Poll. Control Rev. Bonds
(Allete, Inc.), 4.95s, 7/1/22	A2	1,000,000	1,034,860

Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,250,000	1,398,925

Duluth, Hsg. & Redev. Auth. Rev. Bonds
(Pub. Schools Academy), Ser. A, 5 7/8s, 11/1/40	BBB–	500,000	517,690

East Grand Forks, Poll. Control Rev. Bonds
(American Crystal Sugar), Ser. A, 6s, 4/1/18	BBB+	595,000	616,854

22	Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Farmington, G.O. Bonds (Indpt. School Dist. No. 192),
Ser. B, AGM, 5s, 2/1/19	Aa2	$1,080,000	$1,223,230

Hennepin Cnty., Sales Tax Rev. Bonds
(Ball Park), Ser. B, 5s, 12/15/26	AA+	3,855,000	4,555,254
4 3/4s, 12/15/37	AAA	750,000	855,510
4 3/4s, 12/15/29	AAA	500,000	581,045

Intl. Falls, Poll. Control Rev. Bonds (Boise
Cascade Corp.), 5.65s, 12/1/22	B–	350,000	342,174

Lakeville, G.O. Bonds (Indpt. School Dist. No. 194),
Ser. D, 5s, 2/1/21	Aa2	1,000,000	1,263,330

Mankato, Multi-Fam. VRDN (Hsg. Highland), 0.20s,
5/1/27	A–1	300,000	300,000

Maple Grove, G.O. Bonds, Ser. A, 5s, 2/1/22	Aaa	2,575,000	2,969,310

Maple Grove, Hlth. Care Syst. Rev. Bonds
(Maple Grove Hosp. Corp.), 5 1/4s, 5/1/37	Baa1	1,500,000	1,579,320

Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth.
Care VRDN (Allina Hlth. Syst.), Ser. B-2, 0.18s,
11/15/35	VMIG1	1,750,000	1,750,000

Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth.
Care Syst. Rev. Bonds (Children’s Hlth. Care Fac.),
Ser. A, 5 1/4s, 8/15/35	A+	500,000	576,020

Minneapolis & St. Paul, Metro. Arpt. Comm.
Rev. Bonds
Ser. A, 5s, 1/1/35	AA–	1,000,000	1,147,150
Ser. B, 5s, 1/1/29	A	910,000	1,085,475
Ser. A, NATL, 5s, 1/1/28	A	730,000	732,526
Ser. A, NATL, 5s, 1/1/28 (Prerefunded, 1/1/13)	Baa2	430,000	431,488
Ser. B, 5s, 1/1/22	AA–	1,250,000	1,481,463
Ser. A, NATL, 5s, 1/1/21 (Prerefunded, 1/1/13)	A	500,000	501,730

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	650,000	682,864

Minneapolis, Multi-Fam. Rev. Bonds (East Bank),
GNMA Coll., 5 3/4s, 10/20/42	Aa1	700,000	704,424

Minnetonka, COP (Indpt. School Dist. No. 276),
Ser. E, 5s, 3/1/29	Aa1	350,000	410,393

Minnetonka, G.O. Bonds (Indpt. School Dist. No. 276)
Ser. E, 5s, 2/1/28	Aaa	1,500,000	1,744,920
Ser. B, AGM, zero %, 2/1/23	Aaa	2,350,000	1,637,198

MN Agricultural & Econ. Dev. Board Rev. Bonds
(Hlth. Care Syst.), Ser. A, NATL, 5 1/2s, 11/15/17	A	610,000	611,909
(Essentia Hlth.), Ser. C-1, AGO, 5s, 2/15/30	AA–	1,000,000	1,142,410

MN State G.O. Bonds
Ser. A, 5s, 10/1/24	Aa1	500,000	636,045
U.S. Govt. Coll., 5s, 8/1/24 (Prerefunded, 8/1/14)	Aa1	1,500,000	1,614,255
(Trunk Hwy.), Ser. B, 5s, 8/1/20	Aa1	1,000,000	1,288,970
Ser. D, 5s, 8/1/15	Aa1	570,000	638,223
(Trunk Hwy.), Ser. B, 4s, 8/1/26	Aa1	500,000	586,525
(Trunk Hwy.), Ser. B, 4s, 12/1/16	Aa1	1,000,000	1,135,930

MN State Rev. Bonds (Gen. Fund Appropriations),
Ser. B, 5s, 3/1/29	AA	1,000,000	1,243,300

Minnesota Tax Exempt Income Fund	23

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
MN State College & U. Rev. Bonds, Ser. A, 5s,
10/1/31	Aa2	$1,000,000	$1,227,890

MN State Higher Ed. Fac. Auth. Rev. Bonds
(U. of St. Thomas), Ser. 6-W, 6s, 10/1/30	A2	1,500,000	1,680,870
(Bethel U.), Ser. 6-R, 5 1/2s, 5/1/37	BBB–/P	1,000,000	1,070,420
(U. of St. Thomas), Ser. 6-X, 5 1/4s, 4/1/39	A2	500,000	550,595
(College of St. Benedict), Ser. 5-W, 5 1/4s, 3/1/24	Baa1	250,000	251,545
(St. Scholastica College), Ser. H, 5 1/8s, 12/1/40	Baa2	750,000	817,695
(Carleton College), Ser. D, 5s, 3/1/40	Aa2	1,000,000	1,146,040
(U. of St. Thomas), Ser. 7-A, 5s, 10/1/39	A2	500,000	572,540
(St. Catherine U.), Ser. 7-Q, 5s, 10/1/32	Baa1	700,000	804,811
(Gustavus Adolfus), Ser. 7-B, 5s, 10/1/31	A3	500,000	587,530
(College of St. Benedict), Ser. 7-M, 5s, 3/1/31	Baa1	300,000	332,181
(St. Olaf College), Ser. 6-0, 5s, 10/1/20	A1	1,000,000	1,137,910
(St. John’s U.), Ser. 6-G, 5s, 10/1/15	A2	1,525,000	1,688,450
(St. John’s U.), Ser. 6-U, 4 3/4s, 10/1/33	A2	500,000	554,580
(St. Olaf College), Ser. 7-F, 4 1/2s, 10/1/30	A1	750,000	849,053
(College of Saint Scholastica, Inc.), Ser. 7R,
4s, 12/1/19	Baa2	200,000	219,666
(Macalester College), Ser. 7-S, 3s, 5/1/22 ∆	Aa3	415,000	447,291

MN State Hsg. Fin. Agcy. Rev. Bonds
(Res. Hsg. Fin.), Ser. M, 5 3/4s, 1/1/37	Aa1	740,000	768,875
(Res. Hsg. Fin.), Ser. E, 5.10s, 1/1/40	Aa1	850,000	907,086
(Res. Hsg.), Ser. H, 5s, 1/1/36	Aa1	170,000	170,012
(Res. Hsg. Fin.), Ser. B, 4.90s, 7/1/37	Aa1	1,240,000	1,261,824
(Res. Hsg. Fin.), Ser. L, 4.90s, 7/1/22	Aa1	1,790,000	1,880,825
(Res. Hsg.), Ser. H, 4 3/8s, 1/1/14	Aa1	210,000	213,310

MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
5 1/4s, 10/1/27	A3	1,000,000	1,156,140
5s, 10/1/30	A3	500,000	544,835

MN State Office of Higher Ed. Rev. Bonds
(Student Loan), 5s, 11/1/29	A+	1,000,000	1,140,560

Monticello-Big Lake Cmnty., Hosp. Dist. Rev.
Bonds (Hlth. Care Fac.), Ser. A, 4.80s, 12/1/18	BBB/P	500,000	528,580

New Ulm, Hosp. Fac. VRDN (Allina Hlth. Syst.),
0.20s, 8/1/14 (Wells Fargo Bank N.A. (LOC))	A–1+	1,400,000	1,400,000

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks)
6 1/2s, 10/1/47	BB/P	500,000	541,075
6 1/8s, 10/1/39	BB/P	315,000	338,074

Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
Ser. A-2, 5s, 1/1/24	A2	500,000	610,880
Ser. A, AGO, 5s, 1/1/21	Aa3	1,000,000	1,162,880

Northfield, Hosp. Rev. Bonds
5 3/8s, 11/1/26	BBB–	750,000	807,135
5 1/4s, 11/1/21	BBB–	500,000	545,010

Olmsted Cnty., G.O. Bonds, Ser. A, 4s, 2/1/19	Aaa	955,000	1,128,743

Ramsey Cnty., Hsg. & Redev. Auth. Multi-Fam.
Rev. Bonds (Hanover Townhouses), 6s, 7/1/31	Aa2	1,150,000	1,151,449

24	Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Robbinsdale, G.O. Bonds (School Dist. No. 281),
Ser. B, 5s, 2/1/18	AA+	$1,000,000	$1,206,080

Rochester, G.O. Bonds (Waste Wtr.), Ser. A, 5s,
2/1/24	Aaa	1,000,000	1,292,410

Rochester, Hlth. Care Fac. Rev. Bonds
(Olmsted Med. Ctr.), 5 7/8s, 7/1/30	BBB+/F	1,000,000	1,114,510
(Mayo Clinic), Ser. D, 5s, 11/15/38	Aa2	500,000	581,470
(Mayo Clinic), Ser. E, 5s, 11/15/38	Aa2	750,000	872,205
(Mayo Clinic), 4s, 11/15/41	Aa2	250,000	270,425

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.15s, 11/15/38	VMIG1	1,050,000	1,050,000

Rocori Area Schools, G.O. Bonds (Indpt. School
Dist. No. 750), Ser. B, 5s, 2/1/28	AA+	525,000	634,363

Sartell, Env. Impt. Rev. Bonds, Ser. A, 5.20s,
6/1/27	BBB	500,000	509,275

Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. A
5 1/4s, 1/1/30	A1	750,000	879,345
NATL, zero %, 1/1/24	A1	2,000,000	1,454,060

St. Cloud, Hlth. Care Rev. Bonds (Centracare
Hlth. Syst.), AGO, 5 3/8s, 5/1/31	Aa3	1,000,000	1,153,180

St. Louis Park, Hlth. Care Fac. Rev. Bonds
(Nicollet Hlth. Svcs.)
5 3/4s, 7/1/39	A	1,000,000	1,157,090
Ser. C, 5 3/4s, 7/1/30	A	1,000,000	1,157,900

St. Paul, Hsg. & Redev. Auth. Rev. Bonds
(Rossy & Richard Shaller), Ser. A, 5.05s, 10/1/27	BB–/P	550,000	557,711
Ser. A, 5s, 8/1/35	A1	385,000	428,921

St. Paul, Hsg. & Redev. Auth. Charter School
Lease Rev. Bonds (Nova Classical Academy),
Ser. A, 6 5/8s, 9/1/42	BBB–	250,000	272,923

St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds
(Gillette Children’s Specialty), 5s, 2/1/29	A–	1,000,000	1,076,630
(Allina Hlth. Syst.), Ser. A, NATL, 5s, 11/15/19	Aa3	1,000,000	1,154,830

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds
(Regions Hosp.), 5.30s, 5/15/28	A3	1,515,000	1,516,576
(HealthPartners Oblig. Group), 5 1/4s, 5/15/36	A3	450,000	479,282

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	500,000	524,245

St. Paul, Metro. Council Area G.O. Bonds (Transit
Cap.), Ser. C, 4s, 3/1/25	Aaa	1,120,000	1,341,480

St. Paul, Port Auth. Rev. Bonds (Brownfields
Redev.), Ser. 2, 4 1/2s, 3/1/27	AA+	1,305,000	1,437,484

St. Paul, Port Auth. VRDN (MN Pub. Radio),
Ser. 7, 0.19s, 5/1/25	VMIG1	1,065,000	1,065,000

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB+/P	750,000	756,675

St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	600,000	615,792

Minnesota Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (97.5%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
U. of MN Rev. Bonds
Ser. A, 5 3/4s, 7/1/17 (Escrowed to maturity)	AA	$2,160,000	$2,618,482
Ser. A, 5 1/2s, 7/1/21 (Escrowed to maturity)	AA	1,000,000	1,264,600
Ser. A, 5 1/4s, 12/1/30	Aa1	1,000,000	1,235,530
Ser. A, 5 1/4s, 4/1/29	Aa1	500,000	600,645
Ser. C, 5s, 12/1/21	Aa1	500,000	609,200

Wayzata, Sr. Hsg. Rev. Bonds (Folkestone Sr.
Living Cmnty.), Ser. B, 4 7/8s, 5/1/19	BB+/P	500,000	504,405

Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 1/1/30	Aa3	1,000,000	1,239,470

Willmar, G.O. Bonds (Rice Memorial Hosp.),
Ser. A, 5s, 2/1/21	Aa2	1,000,000	1,262,460

Winona, Hlth. Care Fac. Rev. Bonds (Winona Hlth.
Oblig. Group)
5s, 7/1/34	BBB–	400,000	424,304
5s, 7/1/16	BBB–	425,000	474,814
5s, 7/1/15	BBB–	450,000	491,859
5s, 7/1/14	BBB–	275,000	292,339

Woodbury, Charter School Lease Rev. Bonds
(MSA Bldg. Co.), Ser. A
5s, 12/1/32	BBB–	220,000	229,865
5s, 12/1/27	BBB–	210,000	223,058

			110,496,856
Puerto Rico (3.2%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.)
Ser. A, 6 1/2s, 7/1/40	Baa1	1,000,000	1,133,300
Ser. A, 5 3/4s, 7/1/41	Baa1	1,000,000	1,072,620

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	Baa1	815,000	843,256
Ser. ZZ, 5 1/4s, 7/1/26	Baa1	500,000	539,115

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, NATL, zero %, 8/1/44	Aa3	2,000,000	363,460

			3,951,751
Texas (0.5%)
TX State Trans. Comm. Tpk. Syst. Rev. Bonds (1st
Tier), Ser. A, 5s, 8/15/41	A–	550,000	624,080

			624,080

TOTAL INVESTMENTS

Total investments (cost $108,675,196)			$119,198,231

26	Minnesota Tax Exempt Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2012 through November 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $122,222,525.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

∆ Forward commitment, in part or in entirety (Note 1).

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	19.3%
Local government	15.7
Education	14.4
Utilities	10.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$119,198,231	$—

Totals by level	$—	$119,198,231	$—

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund	27

Statement of assets and liabilities 11/30/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $108,675,196)	$119,198,231

Cash	81,467

Interest and other receivables	1,468,823

Receivable for shares of the fund sold	414,365

Receivable for investments sold	1,820,917

Total assets	122,983,803

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	445,556

Payable for shares of the fund repurchased	78,274

Payable for compensation of Manager (Note 2)	44,061

Payable for custodian fees (Note 2)	2,208

Payable for investor servicing fees (Note 2)	8,771

Payable for Trustee compensation and expenses (Note 2)	60,884

Payable for administrative services (Note 2)	235

Payable for distribution fees (Note 2)	53,104

Distributions payable to shareholders	25,387

Other accrued expenses	42,798

Total liabilities	761,278

Net assets	$122,222,525

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$111,829,823

Distributions in excess of net investment income (Note 1)	(17,216)

Accumulated net realized loss on investments (Note 1)	(113,117)

Net unrealized appreciation of investments	10,523,035

Total — Representing net assets applicable to capital shares outstanding	$122,222,525

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($102,008,681 divided by 10,481,940 shares)	$9.73

Offering price per class A share (100/96.00 of $9.73)*	$10.14

Net asset value and offering price per class B share ($1,912,988 divided by 197,145 shares)**	$9.70

Net asset value and offering price per class C share ($16,307,495 divided by 1,678,283 shares)**	$9.72

Net asset value and redemption price per class M share ($580,047 divided by 59,657 shares)	$9.72

Offering price per class M share (100/96.75 of $9.72)†	$10.05

Net asset value, offering price and redemption price per class Y share
($1,413,314 divided by 145,019 shares)	$9.75

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

28	Minnesota Tax Exempt Income Fund

Statement of operations Six months ended 11/30/12 (Unaudited)

INTEREST INCOME	$2,295,962

EXPENSES

Compensation of Manager (Note 2)	256,505

Investor servicing fees (Note 2)	24,563

Custodian fees (Note 2)	3,675

Trustee compensation and expenses (Note 2)	5,430

Distribution fees (Note 2)	192,249

Administrative services (Note 2)	1,300

Auditing and tax fees	29,313

Other	18,986

Total expenses	532,021

Expense reduction (Note 2)	(903)

Net expenses	531,118

Net investment income	1,764,844

Net realized gain on investments (Notes 1 and 3)	146,567

Net unrealized appreciation of investments during the period	2,273,316

Net gain on investments	2,419,883

Net increase in net assets resulting from operations	$4,184,727

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund	29

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 11/30/12*	Year ended 5/31/12

Operations:
Net investment income	$1,764,844	$3,515,667

Net realized gain on investments	146,567	142,102

Net unrealized appreciation of investments	2,273,316	5,876,087

Net increase in net assets resulting from operations	4,184,727	9,533,856

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	—	(61,958)

Class B	—	(1,488)

Class C	—	(5,935)

Class M	—	(474)

Class Y	—	(393)

From tax-exempt net investment income
Class A	(1,534,347)	(3,074,298)

Class B	(22,499)	(46,541)

Class C	(170,089)	(263,003)

Class M	(9,120)	(20,040)

Class Y	(20,458)	(23,730)

Increase in capital from settlement payments (Note 6)	—	11,562

Increase from capital share transactions (Note 4)	10,069,321	9,508,563

Total increase in net assets	12,497,535	15,556,121

NET ASSETS

Beginning of period	109,724,990	94,168,869

End of period (including distributions in excess of net
investment income of $17,216 and $25,547, respectively)	$122,222,525	$109,724,990

* Unaudited

The accompanying notes are an integral part of these financial statements.

30	Minnesota Tax Exempt Income Fund

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Minnesota Tax Exempt Income Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
November 30, 2012**	$9.53	.15	.20	.35	(.15)	(.15)	—	—	$9.73	3.73 *	$102,009	.41 *	1.59 *	6 *
May 31, 2012	8.97	.33	.56	.89	(.33)	(.33)	—	— [c,d]	9.53	10.12	93,948.83		3.60	4
May 31, 2011	9.05	.34	(.06)	.28	(.36)	(.36)	—	— [c,e]	8.97	3.11	82,990.83		3.83	17
May 31, 2010	8.70	.34	.35	.69	(.34)	(.34)	—	—	9.05	8.12	82,937	.86 [f]	3.84 [f]	21
May 31, 2009	8.82	.34	(.12)	.22	(.34)	(.34)	— [c]	—	8.70	2.73	79,859	.90 [f]	4.05 [f]	17
May 31, 2008	8.89	.34	(.07)	.27	(.34)	(.34)	— [c]	—	8.82	3.12	89,479	.88 [f]	3.89 [f]	32

Class B
November 30, 2012**	$9.51	.12	.19	.31	(.12)	(.12)	—	—	$9.70	3.31 *	$1,913	.72 *	1.28 *	6 *
May 31, 2012	8.94	.28	.57	.85	(.28)	(.28)	—	— [c,d]	9.51	9.60	1,612	1.45	2.99	4
May 31, 2011	9.02	.29	(.07)	.22	(.30)	(.30)	—	— [c,e]	8.94	2.46	2,119	1.45	3.18	17
May 31, 2010	8.67	.28	.36	.64	(.29)	(.29)	—	—	9.02	7.45	4,189	1.49 [f]	3.21 [f]	21
May 31, 2009	8.80	.29	(.13)	.16	(.29)	(.29)	— [c]	—	8.67	1.96	6,874	1.53 [f]	3.41 [f]	17
May 31, 2008	8.87	.29	(.07)	.22	(.29)	(.29)	— [c]	—	8.80	2.46	9,863	1.52 [f]	3.25 [f]	32

Class C
November 30, 2012**	$9.52	.12	.19	.31	(.11)	(.11)	—	—	$9.72	3.34 *	$16,307	.80 *	1.20 *	6 *
May 31, 2012	8.95	.26	.57	.83	(.26)	(.26)	—	— [c,d]	9.52	9.40	12,655	1.60	2.82	4
May 31, 2011	9.03	.27	(.06)	.21	(.29)	(.29)	—	— [c,e]	8.95	2.34	7,897	1.60	3.07	17
May 31, 2010	8.68	.27	.35	.62	(.27)	(.27)	—	—	9.03	7.31	5,350	1.64 [f]	3.06 [f]	21
May 31, 2009	8.80	.28	(.12)	.16	(.28)	(.28)	— [c]	—	8.68	1.91	2,826	1.68 [f]	3.33 [f]	17
May 31, 2008	8.87	.27	(.07)	.20	(.27)	(.27)	— [c]	—	8.80	2.36	789	1.67 [f]	3.10 [f]	32

Class M
November 30, 2012**	$9.52	.14	.20	.34	(.14)	(.14)	—	—	$9.72	3.59 *	$580	.55 *	1.45 *	6 *
May 31, 2012	8.96	.31	.56	.87	(.31)	(.31)	—	— [c,d]	9.52	9.85	639	1.10	3.33	4
May 31, 2011	9.04	.32	(.07)	.25	(.33)	(.33)	—	— [c,e]	8.96	2.84	633	1.10	3.56	17
May 31, 2010	8.69	.32	.35	.67	(.32)	(.32)	—	—	9.04	7.82	665	1.14 [f]	3.56 [f]	21
May 31, 2009	8.82	.32	(.13)	.19	(.32)	(.32)	— [c]	—	8.69	2.33	612	1.18 [f]	3.77 [f]	17
May 31, 2008	8.89	.32	(.07)	.25	(.32)	(.32)	— [c]	—	8.82	2.82	638	1.17 [f]	3.60 [f]	32

Class Y
November 30, 2012**	$9.54	.16	.21	.37	(.16)	(.16)	—	—	$9.75	3.95 *	$1,413	.30 *	1.70 *	6 *
May 31, 2012	8.98	.36	.55	.91	(.35)	(.35)	—	— [c,d]	9.54	10.34	870.60		3.82	4
May 31, 2011	9.06	.36	(.06)	.30	(.38)	(.38)	—	— [c,e]	8.98	3.38	530.60		4.06	17
May 31, 2010	8.70	.36	.37	.73	(.37)	(.37)	—	—	9.06	8.49	281	.64 [f]	4.09 [f]	21
May 31, 2009	8.83	.36	(.13)	.23	(.36)	(.36)	— [c]	—	8.70	2.82	65	.68 [f]	4.36 [f]	17
May 31, 2008†	8.87	.15	(.04)	.11	(.15)	(.15)	— [c]	—	8.83	1.26 *	18	.28 *[f]	1.68 *[f]	32

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	Minnesota Tax Exempt Income Fund	Minnesota Tax Exempt Income Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011 (Note 6).

e Reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

	5/31/10	5/31/09	5/31/08

Class A	0.03%	0.08%	0.08%

Class B	0.03	0.08	0.08

Class C	0.03	0.08	0.08

Class M	0.03	0.08	0.08

Class Y	0.03	0.08	0.05

The accompanying notes are an integral part of these financial statements.

34	Minnesota Tax Exempt Income Fund

Notes to financial statements 11/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from June 1, 2012 through November 30, 2012.

Putnam Minnesota Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Minnesota personal income tax (but that may be subject to the federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined

Minnesota Tax Exempt Income Fund	35

as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2012, the fund had a capital loss carryover of $39,652 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$39,652	N/A	$39,652	May 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $108,655,956, resulting in gross unrealized appreciation and depreciation of $10,557,070 and $14,795, respectively, or net unrealized appreciation of $10,542,275.

36	Minnesota Tax Exempt Income Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$20,755	Class M	134

Class B	377	Class Y	258

Class C	3,039	Total	$24,563

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $903 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $92, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Minnesota Tax Exempt Income Fund	37

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$111,995	Class M	1,570

Class B	7,503	Total	$192,249

Class C	71,181

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,859 and no monies from the sale of class A and class M shares, respectively, and received no monies and $172 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,749 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $13,008,439 and $6,204,015, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 11/30/12		Year ended 5/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,012,712	$9,729,404	1,377,661	$12,826,918

Shares issued in connection with
reinvestment of distributions	138,482	1,331,670	273,297	2,536,693

	1,151,194	11,061,074	1,650,958	15,363,611

Shares repurchased	(524,979)	(5,038,574)	(1,050,466)	(9,708,480)

Net increase	626,215	$6,022,500	600,492	$5,655,131

38	Minnesota Tax Exempt Income Fund

	Six months ended 11/30/12		Year ended 5/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	41,149	$394,166	23,123	$216,981

Shares issued in connection with
reinvestment of distributions	1,606	15,403	3,573	32,992

	42,755	409,569	26,696	249,973

Shares repurchased	(15,218)	(146,435)	(94,035)	(854,586)

Net increase (decrease)	27,537	$263,134	(67,339)	$(604,613)

	Six months ended 11/30/12		Year ended 5/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	414,184	$3,969,208	519,625	$4,845,758

Shares issued in connection with
reinvestment of distributions	15,850	152,215	25,372	235,602

	430,034	4,121,423	544,997	5,081,360

Shares repurchased	(81,358)	(781,220)	(97,433)	(894,842)

Net increase	348,676	$3,340,203	447,564	$4,186,518

	Six months ended 11/30/12		Year ended 5/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	6,036	$57,500	2,865	$26,596

Shares issued in connection with
reinvestment of distributions	876	8,411	2,063	19,109

	6,912	65,911	4,928	45,705

Shares repurchased	(14,398)	(138,356)	(8,478)	(77,529)

Net decrease	(7,486)	$(72,445)	(3,550)	$(31,824)

	Six months ended 11/30/12		Year ended 5/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	54,030	$517,555	53,757	$503,992

Shares issued in connection with
reinvestment of distributions	1,632	15,732	1,445	13,473

	55,662	533,287	55,202	517,465

Shares repurchased	(1,806)	(17,358)	(23,065)	(214,114)

Net increase	53,856	$515,929	32,137	$303,351

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may be affected by economic and political developments in the state of Minnesota.

Note 6: Regulatory matters and litigation

In November 2012, the fund received notice from the Minnesota Department of Revenue asserting that the fund may not have met certain qualifications for its distributions to be exempt from Minnesota personal income tax with respect to income earned by the fund from Minnesota sources in 2011 and 2012. The fund and Putnam Management

Minnesota Tax Exempt Income Fund	39

are actively working with the Minnesota Department of Revenue to resolve this matter. It is not clear at this time whether the fund will incur any liability or expense in connection with this matter.

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $11,562 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

40	Minnesota Tax Exempt Income Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer,	Judith Cohen
	and Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA049
278523 1/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Minnesota Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: January 28, 2013